Veritas DGC Inc. FY 2003 - 3rd Quarter Earnings Conference Call May 29th 2003

Presentation Outline Questions and Answers Wrap Up Matt Fitzgerald Operations Review Tim Wells, President and COO Financial Results Matt Fitzgerald, Executive VP, CFO and Treasurer Introduction Dave Robson, Chairman and CEO

The Company cautions that statements in this conference call may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements as to expectations, beliefs and future financial performance, such as statements regarding our business prospects. All of these are subject to certain risks, uncertainties and assumptions. These risks and assumptions are more fully described in reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material respects from those currently anticipated. Forward-Looking Information

Income Statement FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions) Revenue $120,636 $109,267 Operating expenses: Cost of services 97,287 85,082 Research & development 3,274 2,846 General and administrative 6,261 5,854 Other - 1,658 Operating income 13,814 13,827 Interest expense 5,992 2,771 Other expense 17 (1,427) Profit before tax 7,805 12,483 Provision for income taxes 3,077 4,438 Net income $ 4,728 $ 8,045 Diluted EPS $ 0.14 $ 0.25

Revenue Mix FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions) MC Land Contract Marine Contract Land MC Marine 19 25 45 33 MC Land Contract Marine Contract Land MC Marine 8.6 19.8 36.5 44.4 Contract Marine Contract Land MC Land MC Marine

Multi-Client Revenue Brazil Gulf of Mexico US Land Canada Land West Africa Other 6.6 16.9 4 14.9 6.7 2.5 Brazil Gulf of Mexico US Land Canada Land West Africa Other 14.2 19.1 4.3 4.3 6.7 4.4 Gulf of Mexico US Land Canada Land West Africa Brazil Other FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions)

Multi-Client Revenue Prefunding Shelf 22.7 28.9 Prefunding Shelf 22.4 30.6 Prefunding Shelf FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions)

Multi-Client Cash Flow ($ millions) Q3 2003 Q3 2002 MC Revenue 52 53 Cash Investment 47 39 MC Cash Flow 5 14

Contract Revenue Processing Marine Acquistion Land Acquisition Other 18.6 7.9 39.2 3.3 Processing Marine Acquistion Land Acquisition Other 17.4 4.6 30.9 3.4 Marine Acquisition Land Acquisition Processing Reservoir FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions)

Profit Margins Q3 2003 Q3 2002 Multi-Client 14.5 18.9 Contract 5.5 2.5 ($ millions)

Income Statement FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions) Revenue $120,636 $109,267 Operating expenses: Cost of services 97,287 85,082 Research & development 3,274 2,846 General and administrative 6,261 5,854 Other - 1,658 Operating income 13,814 13,827 Interest expense 5,992 2,771 Other expense 17 (1,427) Profit before tax 7,805 12,483 Provision for income taxes 3,077 4,438 Net income $ 4,728 $ 8,045 Diluted EPS $ 0.14 $ 0.25

Condensed Balance Sheet FY 2003 FY 2002 3rd Quarter Year End ($ millions) Cash $ 73,520 $ 10,752 Current assets 150,967 172,274 PP&E 155,803 191,081 Multi-client data library 376,318 336,475 Other long-term assets 91,455 70,199 Total assets $ 848,063 $780,781 Current liabilities 87,648 104,605 Long-term debt 194,613 140,000 Other non-current liabilities 12,025 11,964 Stockholder's equity 553,777 524,212 Total liabilities and equity $848,063 $780,781

Cash Flow Summary - Quarter FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions) Net income $ 4,728 $ 8,045 Depreciation and amortization 10,853 9,912 Multi-client amortization 33,251 30,196 Working capital changes and other 13,307 7,620 Cash provided by operating activities 62,139 55,773 Multi-client investment, cash 47,065 38,674 Capital expenditures 6,563 20,455 Other 96 (1,185) Cash used in investing activities (53,724) (57,944) Cash provided by (used in) financing activities (15,058) 796 Currency gain on foreign cash 416 113 Change in cash ($ 6,227) ($ 1,262)

Free Cash Flow - Fiscal Year to Date FY 2003 FY 2002 9 months 9 months ($ millions) Net income $ 10,781 $ 23,367 Depreciation and amortization 36,202 30,191 Multi-client amortization 106,809 89,567 Working capital and other 1,086 5,263 Cash provided by operating activities 154,878 148,388 Multi-client investment, cash (122,652) (127,054) Capital expenditures (19,530) (72,060) Free cash flow $ 12,696 $ (50,726)

New Bank Facility Amount $250 million ($195m term $55m un-drawn revolver) Term 3 to 5 years Interest Rate Average 7.25% (7.75% on outstanding) Rated: Term B BB+ (S&P) and Ba2 (Moody's) Term C BB (S&P) and Ba3 (Moody's) Pro Forma Debt to Cap 28% Pro Forma Liquidity $110M +

Operations Report FY 2003 - 3rd Quarter

MC Land Contract Land 18.9 44.5 MC Land Contract Land 8.6 36.5 Multi-Client Contract Land Revenue FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions)

Land Acquisition 3rd Qtr Activity Canada 7 Crews US 2 Crews - lower 48 2 Crews - Alaska South America 1 Crew - Bolivia 1 Crew - Argentina Europe Africa Middle East 2 Crews - Oman

Land Acquisition Maximum of 15 crews operated during the quarter - 11 as of April 30th with 4 multi-client and 7 contract Successful Alaskan and Canadian season after weather- related slow start Continued to develop and deploy multi component recording and processing capabilities Maintained a high volume of alliance and relationship work based on consistent execution

Marine Revenue FY 2003 FY 2002 3rd Quarter 3rd Quarter ($ millions) Contract Marine MC Marine 24.5 32.7 Contract Marine MC Marine 19.8 44.4 Contract Multi-Client

Marine Acquisition - 3rd qtr Activity US Vantage Gulf of Mexico 3D S. America Viking I Trinidad 3D Europe Seisquest UKCS 3D Africa Viking II Nigeria 3D Asia Pacific Pacific Sword Veritas Searcher Australia As of April 30th 2003

Marine Acquisition Solid streamer successfully deployed on Veritas Vantage and Viking I Six vessels working during 3rd qtr four - multi-client, two - contract Focus has shifted to acquiring more proprietary work Proprietary pricing still impacted by over-capacity - seen to be firming slightly Demand for solid streamer equipped vessels strong

Our Data Processing Business Cluster deployment and efficiency gains continue to positively impact this business 10,000 nodes today with over 100X the compute power of two years ago PSDM market continues to be robust especially in the GOM Successful release to market of new WEM algorithms for even more accurate PSDM images during the quarter

Backlog as of April 30th 2003 Land Marine Processing Multi Client Reservoir 62.6 25 28.9 48.3 7.2 Land Marine Processing Multi Client Reservoir 66.7 24.5 23.3 50.3 4.7 FY 2003 FY 2003 3rd Quarter 2nd Quarter ($ millions) Marine Processing Multi Client Reservoir Land

Free Cash Flow 2000 | 2001 | 2002 | 2003 estimate ($ millions)

Veritas DGC Inc. FY 2003 - 3rd Quarter Earnings Conference Call Question & Answer Segment